UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2013

Commission File Number	Exact Name of Registrant as Specified in its Charter, Address of Principal Executive Offices and Telephone Number	State of Incorporation	I.R.S. Employer Identification No.
1-9516	Icahn Enterprises L.P. 767 Fifth Avenue, Suite 4700 New York, New York 10153 (212) 702-4300	Delaware	13-3398766
333-118021-01	ICAHN ENTERPRISES HOLDINGS L.P. 767 Fifth Avenue, Suite 4700 New York, New York 10153 (212) 702-4300	Delaware	13-3398767

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On February 1, 2013, Icahn Enterprises L.P. (“Icahn Enterprises”) entered into an employment agreement (the “New Employment Agreement”) with Daniel A. Ninivaggi, pursuant to which Mr. Ninivaggi will continue to serve as the President and Chief Executive Officer of Icahn Enterprises, Icahn Enterprises Holdings L.P. (“Icahn Enterprises Holdings”) and Icahn Enterprises G.P. Inc. (“Icahn Enterprises GP”), the sole general partner of Icahn Enterprises and Icahn Enterprises Holdings, effective January 1, 2013. The New Employment Agreement supersedes and replaces the employment agreement entered into by Icahn Enterprises with Mr. Ninivaggi dated October 25, 2012 (the “2012 Employment Agreement”). See Item 5.02 below for a further description of the New Employment Agreement.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 1, 2013,  Icahn Enterprises entered into the New Employment Agreement with Daniel A. Ninivaggi pursuant to which Mr. Ninivaggi will continue to serve as the President and Chief Executive Officer of Icahn Enterprises, Icahn Enterprises Holdings and Icahn Enterprises GP, effective January 1, 2013.  The New Employment Agreement supersedes and replaces the 2012 Employment Agreement, dated October 25, 2012. Mr. Ninivaggi will continue to be (1) principally responsible for overseeing portfolio company operations and (2) involved with acquisitions, dispositions and financings engaged in by Icahn Enterprises, Icahn Enterprises Holdings and subsidiaries. Mr. Ninivaggi’s employment period shall continue through December 31, 2013, unless otherwise terminated earlier pursuant to the terms of the Agreement.

Pursuant to the New Employment Agreement, from January 1, 2013 through December 31, 2013, Mr. Ninivaggi is entitled to a base salary at the rate of $2.2 million per annum, earned and payable ratably every two weeks. In addition, in the event that Mr. Ninivaggi is terminated by Icahn Enterprises without Cause (as defined in the New Employment Agreement) or terminates his employment for Good Reason (as defined in the New Employment Agreement) prior to December 31, 2013, he shall be entitled to his full salary through December 31, 2013.

The foregoing description of the New Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the New Employment Agreement, which is filed hereto as Exhibit 10.1 and is herein incorporated into this current report on Form 8-K by reference.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

10.1 – Employment Agreement with Daniel A. Ninivaggi, dated February 1, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICAHN ENTERPRISES L.P. (Registrant)

	By:	Icahn Enterprises G.P. Inc. its general partner

Date: February 6, 2013		By:	/s/ Peter Reck
Peter Reck Chief Accounting Officer

ICAHN ENTERPRISES HOLDINGS L.P. (Registrant)

	By:	Icahn Enterprises G.P. Inc. its general partner

Date February 6, 2013		By:	/s/ Peter Reck
Peter Reck Chief Accounting Officer